UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

HYSTER-YALE MATERIALS HANDLING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland OH	(440) 449-9600	44124-4069
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On March 23, 2021, Hyster-Yale Materials Handling, Inc. (the “Company”) commenced mailing its Annual Report to Stockholders for the year ended December 31, 2020. The letter to the Company’s stockholders from Alfred M. Rankin, Jr., the Chairman and Chief Executive Officer of the Company, and Rajiv K. Prasad, the President of the Company, as well as certain other information contained in the Annual Report to Stockholders for the year ended December 31, 2020, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on March 23, 2021, the Company will update its Business Highlights web page on its website, hyster-yale.com, to include supplemental information the Company had not previously disclosed, and will post updated lift truck market data on its website. The updated Business Highlights and the updated lift truck market data are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Information contained on or accessible through the Company’s website is not incorporated by reference into this Current Report on Form 8-K, unless explicitly stated herein or therein.

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Items 2.02 and 7.01 of Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements Disclaimer

The statements contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either the Company’s or its suppliers plants’ capabilities to produce and ship products, (2) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, (3) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit in the current economic environment, or obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (4) delays in delivery or increases in costs, including transportation costs, raw materials or sourced products, the imposition of tariffs, or the inability to renew tariff exclusions, and labor or changes in or unavailability of quality suppliers, (5) delays in manufacturing and delivery schedules, (6) the successful commercialization of Nuvera’s technology, (7) customer acceptance of pricing changes, (8) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (9) the political and economic uncertainties in the countries where the Company does business, (10) exchange rate fluctuations and monetary policy changes and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (11) bankruptcy of or loss of major dealers, retail customers or suppliers, (12) customer acceptance of, changes in the costs of, or delays in the development of new products, (13) introduction of new products by, or more favorable product pricing offered by, competitors, (14) product liability or other litigation, warranty claims or returns of products, (15) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, and (16) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation, the United Kingdom’s exit from the European Union, the entry into new trade agreements and the imposition of tariffs, or the non-renewal of tariff exclusions, and/or economic sanctions.

Item 9.01	Financial Statements and Exhibits.

As described in Items 2.02 and 7.01 of this Current Report on Form 8-K, the following Exhibits are furnished as part of this Current Report on Form 8-K.

(d) Exhibits

99.1	Portions of the Hyster-Yale Materials Handling, Inc. Annual Report to Stockholders for the year ended December 31, 2020, first mailed to stockholders on March 23, 2021.

99.2	Portions of Hyster-Yale Materials Handling, Inc.’s Business Highlights information, as posted on hyster-yale.com on March 23, 2021.

99.3	Updated lift truck market data, as posted on the Hyster-Yale Materials Handling, Inc. website at hyster-yale.com on March 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2021		HYSTER-YALE MATERIALS HANDLING, INC.

	By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Senior Vice President and Chief Financial Officer